Filed pursuant to Rule 497(e)

File Nos. 033-19228 and 811-05443

CALAMOS® INVESTMENT TRUST

Supplement dated December 22, 2015 to the

CALAMOS® FAMILY OF FUNDS Prospectus for

Class A, B, and C, dated March 1, 2015, as supplemented on April 8, 2015, April 22, 2015, July 2, 2015, August 21, 2015, September 10, 2015, and October 5, 2015

Effective December 22, 2015, subsection (c) of the section titled “Who may purchase Class A shares without a sales charge?” on page 105 of the Class A, B, and C prospectus is deleted in its entirety and replaced with the following:

Any of the following investors may purchase Class A shares of a Fund at NAV, with no initial sales charge:

…

(c)	any trust created under a pension, profit sharing or other employee benefit plan (including qualified and non-qualified deferred compensation plans), where such plan has at least $1,000,000 in assets or 100 employees, or where the administrator for such plan acts as the administrator for qualified employee benefit plans with assets of at least $1,000,000, except for purchases by such plan made through brokerage relationships in which sales charges are customarily imposed.

Please retain this supplement for future reference

MFSPT7 12/15